1 D.A. Davidson West Coast Bank Tour Virtual Conference August 17, 2021

2 Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance and perceived opportunities in the market. Forward‐looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “project,” “forecasts,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, trends, uncertainties and factors that are beyond the Company’s control or ability to predict. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐ looking statements. The risks and uncertainties include, but are not limited to: the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization; possible further deterioration in economic conditions in our areas of operation; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K and the Company’s most recent Quarterly Report on Form 10‐Q. The Company does not undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

3 Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 10 Loan Growth Trends Slide 15 Asset Quality Trends Slide 22 Favorable Deposit Trends Slide 27 Strong Franchise Value Slide 29 Appendix Slide 36

4 Company Overview

5 Bank of Hope’s Roots 41 Years of Service Beginning in Los Angeles (Established 1986 in Los Angeles) (Established 1980 in Los Angeles) (Established 1989 in Los Angeles) Asiana Bank  Aug 2003 Innovative Bank  Apr 2010 1st Merger of Equals  Nov 2011 2nd Merger of Equals  July 29, 2016 Saehan Bank  Nov 2013 BankAsiana Oct 2013 Liberty Bank of  New York  May 2006 Mirae Bank Jun 2009 Foster Bank  Aug 2013 Pacific  International Bank  Feb 2013

6 Company Profile Today  Only super regional Korean American bank in the nation  3rd largest Asian American bank in the U.S.1  6th largest bank headquartered in Los Angeles1  99th largest financial institution in the U.S.2  31st largest SBA lender in the country by volume3  Only Korean American bank with presence in Korea  Only Korean American bank (formerly known as BBCN Bank) ever to be listed on Forbes’ list of “Best Banks in America” since 2013  Leading national presence with full‐service branch operations in 8 states (strategically located in high density Asian‐American communities)  Presence in 3 additional states with specialized Loan Production Offices  Seasoned and experienced management and board 1 Source: S&P Global (formerly SNL) 2 Source: Federal Reserve Statistical Release as of March 31, 2021; Insured U.S.‐chartered commercial banks ranked by consolidated assets 3 Source: SBA national lender rankings as of December 31, 2020 Hope Bancorp, Inc. (Holding Company of Bank of Hope as of 6/30/2021) Total Assets $17.5 billion Loans Receivable $13.4 billion Total Deposits $14.7 billion “We are committed to  improving the value of our  services as BANKERS,  providing comprehensive  financial solutions as  EXPERTS, and being good  NEIGHBORS that foster  growth for our customers  and communities.”

7 National Geographic Presence Illinois (4 branches) Southern  California (27 branches +       1 residential  mortgage LPO) Northern  California (2 branches + 1 SBA LPO                + 1 commercial  lending LPO) Denver SBA  LPO New York/  New Jersey (10 branches +        1 SBA LPO +              2 commercial  lending LPOs) Seattle (3 branches       + 1 SBA LPO      + 1 commercial  lending LPO) DC Metro (2 branches) Portland  SBA LPO Alabama (1 branch) Atlanta  SBA LPOTexas (4 branches +  2 SBA LPOs) Nationwide footprint with meaningful presence, providing full banking services  to the largest Asian‐American communities in the U.S.

8 Corporate Social Responsibility Highlights 1 OUT OF 2 Bank of Hope branches located in  low‐to‐moderate income areas 450 HOURS 450 hours of CRA‐reportable                            volunteer hours in 2020 (previously averaged 1,000 hours/year) $3.08 BILLION loans funded in 2020 $700 MILLION CRA‐reportable small business  lending in 2020 $10 MILLION donations and sponsorships             over last 10 years $2.3 MILLION contributions to the Hope  Scholarship Foundation since  2001 In addition to financing economic growth, we believe our responsibilities include                       helping the communities in which we live and work to grow and flourish                                   through volunteerism and philanthropy.

9 Leadership We are proud to have one of the  strongest leadership teams among  Asian‐American banks. Executive Leadership Kyu S. Kim Senior EVP, Eastern  Regional President Jason Kim Senior EVP,  Western Regional  President Angelee Harris EVP, General  Counsel Andy Chan EVP, Chief Internal  Audit Executive Daniel H. Kim EVP, Chief Strategy  & Administrative  Officer Young K. Lee EVP, Chief Human  Resource Officer Alex Ko Senior EVP, Chief  Financial Officer Peter Koh EVP, Deputy Chief  Operating Officer Hung Van EVP, Chief Information  Officer Thomas Stenger EVP, Chief Risk  Officer Richard Marshall EVP, Chief Credit  Officer David Song EVP, Chief Credit  Administration David W. Kim EVP, Midwest  Regional President Craig Campbell EVP, Chief  Corporate Banking  Officer Kevin S. Kim Chairman, President &  Chief Executive Officer, Hope Bancorp, Inc. Chairman & Chief  Executive Officer, Bank of Hope Risk Management Business Leadership Operations Oversight David P. Malone President & Chief  Operating Officer,  Bank of Hope

10 Financial Highlights & Earnings Performance

11 Q2 2021 Financial Highlights Net Income $53.8MM EPS (diluted) $0.43 Gross Loans $13.42B Total Deposits $14.73B  Net interest income before provision for credit loss  increased 3% to $126.6 million – 4th consecutive Q‐o‐Q  increase  Net interest margin expanded 5bps Q‐o‐Q benefiting from  lower deposit costs and higher loan yields – 4th consecutive  quarter of margin expansion  Net income increased 23% Q‐o‐Q to $53.8 million, or $0.43  per diluted common share  Pre‐tax pre‐provision income increased 6% Q‐o‐Q  ROA increased 23bps Q‐o‐Q to 1.25%, and ROE increased  188bps Q‐o‐Q to 10.41%  Excluding PPP, new loan originations increased significantly  to a record $874.3 million vs. $542.4 million in 1Q21  Origination mix excluding PPP of CRE 59%, C&I 34% and  Consumer 6% reflects slower rebound for C&I loans post‐ pandemic  Noninterest bearing deposits increased 4% Q‐o‐Q to a  record high and accounted for a record high 38% of total  deposits  Cost of interest bearing deposits decreased 8 basis points  Q‐o‐Q  Total cost of deposits decreased for the 7th consecutive  quarter, down 6bps Q‐o‐Q  Negative provision for credit losses of $7.0 million,  reflecting improving macroeconomic forecasts, loan  portfolio reduction and $119.3 million sale of higher risk,  criticized and classified hotel/motel loans  CARES Act loan modifications declined to 2.4% of total  loans at 6/30/21  Net charge offs of $11.5 million, or 0.35% of average loans  receivable annualized, which included $11.8 million in  charge offs related to hotel/motel loan sale Loan Production Asset Quality Deposit TrendsEarnings & Profitability

12 $109.8 $117.6 $120.8 $122.6 $126.6 2.79% 2.91% 3.02% 3.06% 3.11% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Income & NIM Net Interest Income NIM Net Interest Income and Margin $12.74 $12.72 $13.04 $13.33 $13.29 4.23% 4.20% 4.03% 3.94% 3.98% 2Q20 3Q20 4Q20 1Q21 2Q21 Average Loans Receivable & Avg Loan Yield Avg Loans Receivable Avg Loan Yield  Net interest income increased 3% primarily due to lower deposit  costs and higher loan yields  Represents 4th consecutive quarter of increasing net interest  income   Net interest margin excluding purchase accounting adjustments,  expanded 7bps Q‐o‐Q from 1Q21 $10.1 $9.9 $9.5 $9.3 $9.0 0.87% 0.64% 0.48% 0.36% 0.30% 1.17% 0.92% 0.71% 0.56% 0.48% 2Q20 3Q20 4Q20 1Q21 2Q21 Average Interest Bearing Deposits &  Cost of Deposits Average Interest Bearing Deposits Total Cost of Deposits Cost of Interest Bearing Deposits ($ millions) ($ billions)  ‐2 bps Average cash balance increase  ‐2 bps Discount accretion decline  +4 bps Deposit cost decline  +4 bps Loan yield increase  +1 bps Interest bearing deposit balance decline

13 $5.2 $5.4 $5.1 $4.5 $4.5 $2.4$1.7 $2.9 $1.6 $2.1 $1.0 $7.5 $4.4 $1.7 $4.7 $2.2 $3.2 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest Income Service fees Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees Noninterest Income  Noninterest income increased to $11.1 million  in 2Q21 vs. $8.8 million in 1Q21 driven by:  $2.4 million gain on sales of SBA loans  $1.1 million decrease in gain on sale of  other loans reflecting lower level of  residential mortgage sales and lower  market premiums   Company resumed sales of SBA 7(a) loans to the  secondary market selling $30.0 million and  recording gain on sale of SBA loans of $2.4  million  Gain on sale of other loans decreased to $1.0  million in 2Q21 from $2.1 million in 1Q21   Reflects lower amount of residential  mortgage loan sales of $42.6 million in  2Q21 vs. $67.8 million in 1Q21 $17.5 $11.4 $8.8 $11.1$11.2 ($ millions)

Noninterest Expense and Efficiency



($ millions)
Breakdown of Noninterest Expense & FTE
$67.0
$7.0
$2.7
$18.4
$38.9
1,474
$73.4
$3.6[1]
$7.3
$3.6
$18.3
$40.7
1,416
$71.1
$2.4[2]
$7.6
$1.9
$18.3
$40.9
1,408
$70.4
$7.0
$2.5
$19.7
$41.2
1,444
$73.1
$2.1[3]
$6.3
$0.3
$22.1
$42.3
1,438
2Q20
3Q20
4Q20
1Q21
2Q21
Compensation
Credit related & OREO
Other non-core
Other core operating expenses[4]
Other
Full-time employee (FTE)

1 3Q20 noninterest expenses included FHLB prepayment fee of $3.6 million
2 4Q20 noninterest expenses included branch restructuring costs of $2.4 million
3 2Q21 noninterest expenses included software charge off expense of $2.1 million
4 Other core operating expenses includes: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment



Efficiency Ratio & Noninterest Expense to Average Assets
55.37%
54.31%
53.77%
53.61%
53.12%
1.60%
1.73%
1.69%
1.65%
1.70%
2Q20
3Q20
4Q20
1Q21
2Q21
Efficiency Ratio
Noninterest Expense/Avg Assets

- Noninterest expense increased to $73.1 million from $70.4 million in 1Q21
  - 2Q21 salaries and benefits expense reflects annual merit increases effective Apr 2021
  - Professional fees increased $1.5 million Q-o-Q reflecting litigation expenses
  - Company recognized a one-time $2.1 million charge off expense of licensed software
  - Increases offset by $2.2 million reduction Q-o-Q in credit related expenses
- Efficiency ratio improved 49bps to 53.12%

Hope Bancorp

14

15 Loan Trends

Loan Production & Portfolio Trends

New Loan Originations Funded



($ millions)
3.39%[1]
$832.0
$74
$61
$480
$216
2.88%
$782.4
$105
$433
$244
3.27%
$844.2
$65
$439
$340
3.44%[1]
$847.1
$71
$160
$305
$311
3.37%[1]
$894.1
$53
$301
$20
$520
2Q20
3Q20
4Q20
1Q21
2Q21
CRE
PPP
C&I
Consumer
Average Rate
(Excluding PPP loans)

1 Represents average rate on new loans excluding PPP loans. Including PPP loans, the average rate on new loan originations was 3.32% for 2Q21, 2.56% for 1Q21 and 2.01% for 2Q20

Loan Portfolio Composition – *Period-End*



6%
27%
67%
6/30/2020
4%
32%
64%
3/31/2021
4%
30%
66%
6/30/2021

- New loan originations funded increased to record high $894.1 million
  - Excluding PPP loans, new loan production increased 61% to $874.3 million from $542.4 million in 1Q21
- Mix of loan originations excluding PPP reflects slower rebounding C&I market post-pandemic
  - 59% CRE / 34% C&I / 6% Consumer
- In addition to new loan originations, purchased $95.6 million of 30-year fixed rate residential mortgage loans in 2Q21
- Aggregate payoffs and paydowns totaled $890.8 million vs. $571.8 million in 1Q21
- Traditional SBA loan originations of $77.7 million of which $64.3 million was SBA 7(a) loans vs. $36.8 million in 1Q21 all of which was SBA 7(a)
- Residential mortgage originations of $52.8 million vs. $69.8 million in 1Q21
- Record loan production was offset by lower warehouse line balances, higher than usual payoffs which included $164.5 million in PPP forgiveness, hotel/motel loan sale of $119.3 million and other loan sales, resulting in 2% decrease Q-o-Q in loans receivable

Hope Bancorp

16

17 Loan Portfolio Period-End vs. Average Balance Total Loans Receivable $12.87 $13.12 $13.56 $13.70 $13.42 $12.74 $12.72 $13.04 $13.33 $13.27 2Q20 3Q20 4Q20 1Q21 2Q21 Period‐End Average Balance Warehouse Line of Credit $544.1 $828.5 $1,008.2 $956.2 $725.2 $400.6 $473.9 $754.4 $756.9 $635.7 2Q20 3Q20 4Q20 1Q21 2Q21 Period‐End Average Balance ($ millions)($ billions) Delta Between Period‐End and Average Balance 2Q20 3Q20 4Q20 1Q21 2Q21 2Q20 3Q20 4Q20 1Q21 2Q21 $127.8 $402.7 $525.2  $374.3 $154.8 $143.5 $354.6 $253.8 $199.3 $89.5 ($ millions)

18 Loan Portfolio by Region Southern CA 53% Northern CA 7% Eastern  Region 16% Illinois 2% Washington 3% Texas 4% Other States 15% Diverse national footprint spreads credit risk and provides greater growth opportunities •1986:  Founded by Los Angeles‐based Korean‐ American investors Southern California •1997:  Expanded de novo into Northern California;  Acquired Asiana Bank in 2003 Northern California •1998:  Expanded into New York/New Jersey  through multiple acquisitions Eastern Region •2004:  Expanded into Chicago through branch  acquisition; Acquired Foster Bank in 2013 Midwest •2005:  Expanded de novo into Seattle; Acquired  Pacific International Bank in 2013 Pacific Northwest •2016:  Expanded into Texas, Georgia and Alabama  through merger with Wilshire Bancorp Southwest and Southeast $13.42 Billion  (as of 6/30/2021) Note: Region based on collateral location

19 Loan Portfolio Composition $13.42 Billion Total Portfolio (as of 6/30/2021) CRE Outstanding $8,832.3MM Average Size $1,664M Average Yield 1 4.09% C&I Outstanding $4,001.4MM Average Size $415M Average Yield 1 2.68% Consumer Outstanding $590.6MM Average Size $652M Average Yield 1 3.17% Owner‐ Occupied  CRE 22% Nonowner‐ Occupied  CRE 44% C & I 30% Consumer 4% 1 Yield represents loan coupon rate (excludes discount accretion and nonaccrual interest reversals)

20 Portfolio Diversification as of 6/30/2021 CRE Portfolio $8.83 Billion Retail ‐Multi 20% Hotel &  Motel 16% Industrial &  Warehouse 13% Gas Station &  Car Wash 11% Mixed Use 9% Office 7% All Others  24% C&I Portfolio $4.00 Billion Note:  All Others includes property types representing less than 7% of total CRE portfolio,  including: 5+ Residential, Church, Golf Course, Retail‐Single, and Other smaller segments. Warehouse  Line 18% Wholesale  Trade 15% Manufacturing 11% Restaurant 8% Information 6% Gasoline  Stations 4%Supermarkets 4% Retail Trade:  Other 4% All Others  (C&I) 30% Note:  All Others includes business types representing less than 4% of total C&I portfolio,  including: Supermarkets, Hotel/Motel, Laundries & Drycleaners, Liquor Store, RE and Leasing,  Services, Transportation and Other smaller segments.

21 Libor Based 48% @2.40% 1 Prime Based 52% @4.14% 1 Variable Rate Loan Base Index Loan Portfolio Rate Mix as of 06/30/2021 1 The weighted average rate as presented excludes loan discount accretion and interest  rates on nonaccrual loans 73% 29% 50% 68% 33% 27% 71% 50% 32% 67% 2.01% 2.88% 3.27% 2.56% 3.32%1 2Q20 3Q20 4Q20 1Q21 2Q21 Fixed Variable Avg Rate New Loan Fixed/Variable % and Average Rate Variable 40% @3.29% 2 Fixed 32% @3.47% 2,3 Hybrid 1 28% @4.30% 2 Fixed / Variable Breakdown 1 Fixed interest rates for a specified period and then converts to variable interest rates (fixed at 06/30) 2 Rate represents loan coupon rate (excludes discount accretion and nonaccrual interest reversals) 3 Excluding SBA PPP loans, average yield for fixed rate loans is 3.85% 1 Q2 2021 average rate on new loans excluding SBA PPP originations is 3.37% $512 $709 $599 $630 $530 $1,303 $258 $310 $197 $430 $796 $698 $672 $342 $709 $1,397 $1,395 $1,328 $1,202 $1,955  ‐  500  1,000  1,500  2,000  2,500 2021 2022 2023 2024 2025 > 2025 Maturity and Repricing Schedule Fixed Maturity PPP Maturity Hybrid Repricing1 1 Most SBA PPP loans are expected to be forgiven before maturity

22 Asset Quality Trends

Asset Quality

Nonperforming Assets



($ millions)
$147.6
$21.0
$126.6
0.86%
$124.6
$18.4
$106.2
0.74%
$143.3
$20.1
$123.2
0.84%
$170.5
$18.5
$152.0
0.99%
$183.7
$16.6
$167.1
1.05%
2Q20
3Q20
4Q20
1Q21
2Q21
NPLs
OREO
NPAs/Total Assets

Provision (Credit) for Credit Losses & Net Charge Offs



($ millions)
$17.5
0.02%
$22.0
0.12%
$27.5
0.02%
$3.3
0.06%
0.35%[1]
($7.0)
2Q20
3Q20
4Q20
1Q21
2Q21
Provision (Credit) for Credit Losses
Net Charge Offs (annualized)

1 Net recovery of -0.01% on an annualized basis excluding the hotel/motel sale impact

Criticized Loans



($ millions)
$426.5
$299.4
3.31%
$127.1
$471.9
$318.5
3.60%
$153.4
$551.5
$366.6
4.07%
$184.9
$660.0
$379.0
4.82%
$281.0
$675.5
$381.0
5.03%
$294.6
2Q20
3Q20
4Q20
1Q21
2Q21
Substandard & Doubtful
Special Mention
Total Criticized Loans as a % of Gross Loans

- Nonperforming loans increased $15.1 million Q-o-Q
  - Delinquent loans 90 days or more on accrual status increased $4.4 million Q-o-Q reflecting timing issue with one loan maturing 2Q21 which was renewed in 3Q21 and is now current and performing
  - Accruing TDRs increased $9.6 million Q-Q reflecting maturity concession for two loans
- Special Mention loans increased $13.6 million Q-o-Q largely reflecting migration of modified hotel/motel loans post modification and two CRE construction loans
- Net charge offs of $11.5 million, or 35bps of average loans on an annualized basis

Hope Bancorp

23

24 Allocation of Allowance by Loan Type ($ thousands) Allocation of Allowance for Credit Losses  Quarter‐over‐ Quarter Change  1Q21 to 2Q21 June 30, 2020 Mar 31, 2021 Jun 30, 2021 Loan Type  Amount  Coverage  Ratio Amount  Coverage  Ratio Amount Coverage  Ratio Amount Coverage  Ratio Commercial RE $ 119,030  1.37% $ 162,307 1.84% $ 155,253 1.76% $ (7,024) ‐0.08% Residential  $ 460  0.84% $ 267 0.51% $ 330 0.54% $ 63 0.03% Commercial  $ 147,668  1.37% $ 160,376 1.89% $ 153,267 1.80% $ (7,110) ‐0.09% Construction  $ 3,902  1.35% $ 1,664 0.62% $ 1,656 0.66% $ ‐8 0.04% Commercial Business $ 35,493  1.04% $ 41,860 0.96% $ 29,500 0.73% $ (12,360) ‐0.23% Residential Mortgage  $ 5,868  0.81% $ 2,735 0.55% $ 3,612 0.67% $ 877 0.12% Consumer  $ 1,380  3.04% $ 1,041 2.37% $ 1,087 2.28% $ 46 ‐0.09% Total Allowance  $ 161,771  $ 207,943 $ 189,452 (18,491) Coverage Ratio to  Loans Receivable 1.26% 1.52% 1.41% Excluding PPP 1.31% 1.60% 1.47% Excluding PPP & Including Discount on  Acquired Loans 1.60% 1.76% 1.61%

Active COVID-19 Loan Modifications & Expiration Schedule

- Active modifications outstanding as of 6/30/2021 totaled $319 million, or 2.4% of total loan portfolio
  - *Active modifications outstanding as of 7/31/2021 reduced to approximately 1.8% of total loan portfolio*
- Based on modifications expiration schedule, active modifications outstanding expected to decrease substantially to less than 1% of total loans by 9/30/2021 assuming no new modifications
- Virtually all expired modifications current and performing as of 6/30/2021

Active COVID-19 Modifications

($ millions) *(As of June 30, 2021)*	Total Loans	Active Mods Outstanding	% of Respective Loan Portfolio	% of All Mod Loans
Real Estate	**$ 8,832**	**$ 269**	**3.0%**	**84.6%**
Retail	*$ 2,362*	*$ 74*	*3.1%*	*23.2%*
Hotel/Motel	*$ 1,440*	*$ 113*	*7.9%*	*35.4%*
Mixed Use	*$ 798*	*$ 23*	*2.9%*	*7.5%*
Industrial & Warehouse	*$ 1,149*	*$ 4*	*0.3%*	*1.3%*
Other Real Estate	*$ 3,083*	*$ 55*	*1.8%*	*17.2%*
C&I	**$ 4,001**	**$ 12**	**0.3%**	**3.8%**
Consumer *(predominantly residential mortgage)*	**$ 591**	**$ 37**	**6.3%**	**11.6%**
Total	**$ 13,424**	**$ 319**	**2.4%**	**100.0%**

COVID-19 Modifications Expiration Schedule

Date	Amount of Active Mods Scheduled to Expire *($ millions)*	Mods Expiring as % of Active Mods at 6/30/2021	Active Mods Outstanding as % of Total Loans at 6/30/2021*
Jul-21	$73	23.0%	1.8%
Aug-21	$27	8.4%	1.6%
Sep-21	$93	29.2%	0.9%
Oct-21	$26	8.3%	0.7%
Nov-21	$28	8.8%	0.5%
Dec-21	$59	18.4%	0.1%

* Percentages in this column depicts the decline in active modifications outstanding at month end as a percentage of total loans at June 30, 2021, assuming no new modifications.

Hope Bancorp

25

COVID-19 Impacted Portfolios

- Hotel/Motel and Retail CRE -

Hotel/Motel CRE Property Characteristics

- Majority of Hotel/Motel properties are limited service facilities
  - Less impacted by lockdowns than full-service hotel properties
- 73% of Hotel/Motel portfolio represented by flagged properties
- 95%+ of Hotel/Motel exposure located in major MSAs or regions where the Bank has presence and knowledge of the market
- Vast majority of the portfolio supported by personal guarantees

Retail CRE Property Characteristics

- Largely represents "strip mall" type of properties *(not shopping malls)*
  - Majority of tenants comprised of service oriented businesses – *traditionally less impacted by e-commerce*
- Local supermarkets are representative anchor tenants of larger strip mall properties
- 95%+ of retail CRE exposure located in major MSAs or regions where the Bank has presence and knowledge of the market

Hotel/Motel		Retail CRE
• **8%** of hotel/motel portfolio, or **$113 million**, modified as of 6/30/21, a decrease from approximately 33% as 3/31/21	**Active Modifications**	• **3%** of retail CRE portfolio, or **$74 million**, modified as of 6/30/21, a decrease from approximately 8% as of 3/31/21
• **$82 million** of hotel/motel COVID-19 modifications scheduled to expire during 3Q21	**3Q21 Expirations**	• **$24 million** of retail CRE COVID-19 modifications scheduled to expire during 3Q21

Hotel/Motel Loan Sale

- Aggregate $119.3 million hotel/motel loans sold during Q2 2021
- Strategic Goal:
  - De-risk portion of portfolio viewed as higher risk with a need for longer recovery period from COVID-19 impact on the travel industry
- Achieved loan pricing within ACL levels:
  - Aggregate net discount was $11.8 million including fees versus aggregate allowance for credit losses of $13.6 million

Hope Bancorp

26

27 Deposit Trends

Deposit Trends



Q-o-Q growth annualized
Deposit Composition
($ billions)
$14.12
$14.01
$14.33
$14.30
$14.73
-3%
+9%
-1%
+12%
$5.0
$0.3
$4.8
$4.0
$4.4
$0.3
$4.8
$4.5
$4.0
$0.3
$5.2
$4.8
$3.6
$0.3
$5.0
$5.4
$3.0
$0.3
$5.8
$5.6
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
DDA
MMA/NOW
Savings
Time

- Noninterest bearing demand deposits increased 4% Q-o-Q and accounted for 38% of total deposits at 6/30/21
- MMA & NOW deposits increased 16% Q-o-Q and accounted for 39% of total deposits at 6/30/21
- Time deposits decreased 16% Q-o-Q and declined to 20% of total deposits at 6/30/21
- Total cost of deposits decreased 6bps Q-o-Q and total cost of interest bearing deposits decreased 8bps
- Net Loan-to-Deposit ratio at 6/30/21 was 89.9% vs. 94.4% as of 3/31/21



Deposit Cost Trend
0.95%
0.87%
0.79%
0.73%
0.64%
0.56%
0.51%
0.48%
0.44%
0.40%
0.36%
0.32%
0.31%
0.30%
0.28%
0.87%
2Q20
0.64%
3Q20
0.48%
4Q20
0.36%
1Q21
0.30%
2Q21
Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21
Quarterly Cost of Deposits
Monthly Cost of Deposits

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	Apr 2021	$367	0.37%
	May 2021	$473	0.36%
	Jun 2021	$321	0.29%
	2Q 2021	**$1,161**	**0.34%**
CD Maturity Schedule	Q3 2021	$1,249	0.45%
	Q4 2021	$531	0.36%
	Q1 2022	$570	0.41%
	Q2 2022	$595	0.37%

Hope Bancorp

28

29 Strong Franchise Value

30 51% Total Assets Bank of Hope Hanmi Bank Pacific City Bank Metro City Bank Commonwealth Business Bank Open Bank First IC Bank US Metro Bank PromiseOneBank NewBank New Millennium Bank UniBank Noah Bank Ohana Pacific Bank 51% Total Loans 50% Total Deposits The Representative Bank of the Korean-American Community $33.80 Billion As of 12/31/2020 $28.49 Billion As of 12/31/2020 $26.71 Billion As of 12/31/2020 Source:  Regulatory Financial Highlights/S&P Global Market Intelligence

31 Commitment to Shareholder Returns Strong Dividend  Aggregate $200 million, or approximately 12.7 million shares, repurchased from 2018 to 2020, reducing shares outstanding by 9%  Additional $50 million stock repurchase plan launched Q3 2021, with repurchases starting in July 2021 Stock Buybacks  Current Yield: 4.00%   LTM Payout Ratio: 44.47%  $0.05 $0.05 $0.05 $0.075 $0.075 $0.075 $0.075 $0.10 $0.10 $0.10 $0.10 $0.11 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.13 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21

32 Strong Capital Position 10.00% 5.00% 6.50% 8.00% 13.03% 10.15% 11.08% 11.78% 13.16% 10.43% 11.44% 12.14% Total Risk‐Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Min. Guideline Well Capitalized Institution 3/31/2021 6/30/2021 Growing equity with Book Value per share of $16.92 for 2Q21 vs. $16.48 for 2Q20 and  Tangible Common Equity per share of $13.10 for 2Q21 vs. $12.62 for 2Q20

Unique Growth Opportunities

South Korean Foreign Direct Investment in the U.S.


($ millions)
$37,837
$41,129
$53,233
$55,843
$61,135
2015
2016
2017
2018
2019

Supporting U.S. Jobs
74,300
Number of U.S. workers employed by U.S. affiliates of majority South Korean-owned firms in 2018.

Investing in Innovative R&D
$1.7 billion
Value of research and development (R&D) spending by U.S. affiliates of majority South Korean-owned firms in 2018.

Expanding U.S. Exports
$14.0 billion
Value of U.S. goods exports by majority South Korean-owned firms operating in the United States in 2018.

Top 6 Industry Sectors
(By number of announced South Korean FDI projects in the U.S.)

#1	Auto Components	#4	Software & IT Services
#2	Industrial Equipment	#5	Renewable Energy
#3	Consumer Electronics	#6	Electronic Components

Source: U.S. Department of Commerce | SelectUSA, Update November 2020

South Korean Companies Among Top Foreign Investors in the U.S.

- Hyundai Motor and Kia Motors announced Jan 2017 plans to spend $3.1 billion in U.S. in the next 5 years
  - 250-plus Korean-national companies in Hyundai and Kia supply chains with operations in Georgia and Alabama
  - 28 Tier-1 Hyundai/KIA suppliers with $1MM-$2MM in DDA
- Lotte Chemical investing $3.1 billion in petrochemical facility in Louisiana
- Hankook Tire building new $800 million factory in Tennessee
- LG Electronics
  - $250 million investment to build U.S. Home Appliance Factory in Tennessee
  - $300 million LG North American Headquarters in Englewood Cliffs, NJ
- Samsung considering $17 billion chip plant in Austin, TX

Bank of Hope is uniquely positioned to provide banking services to a growing number of South Korean companies operating in the U.S.

Hope Bancorp
33

34 Near-Term Outlook  Loan Growth:  Revised to flat to nominal net loan growth for 2021 – reflecting lower warehouse  line balances due to interest rate environment, higher payoffs due to competitive environment and PPP  forgiveness, strategic loan sale de‐risking hotel/motel portfolio and resumption of SBA 7(a) loan sales  Gain‐on‐Sales of Loans:  Resumption of SBA 7(a) loan sales – expecting approximately $30 million  quarterly SBA 7(a) loan sales and recognition of approximately $2.5 million gain on sales of SBA loans each  quarter  Noninterest Expenses: Continuation of cost management in line with current business  environment  Net Interest Margin:  Relatively stable to slight compression in 3Q 2021  COVID‐19 Modifications: Declining to less than 1% by quarter‐end 3Q21  Provision for Credit Losses: Lower provisioning in 2H 2021 primarily due to improved  macroeconomic factors expected to contribute to enhanced profitability for the year

35 Investment Opportunity  Definitive leadership position as the representative bank of the Korean American community and  a leading Asian American bank  National platform and solid presence across all geographic markets with largest populations of  Asian Americans  Strong core earnings power and capital   Diversified financial institution with comprehensive offering of products and services for  commercial, corporate and consumer clients  Well positioned to continue progressive transition to less CRE‐focused portfolio  Only Korean‐American bank with presence in Korea  Proven history of driving consolidation in the Korean‐American banking industry The Only Super Regional Korean American Bank in the Nation

36 Appendix

Appendix –
Q2 2021 Financial Summary

($ thousands)		Q2 2021		Q1 2021		Q2 2020
Net income	$	53,763	$	43,687	$	26,753
Diluted earnings per share	$	0.43	$	0.35	$	0.22
Net interest income before provision (credit) for credit losses	$	126,577	$	122,579	$	109,814
Net interest margin		3.11%		3.06%		2.79%
Noninterest income	$	11,076	$	8,804	$	11,240
Noninterest expense	$	73,123	$	70,431	$	67,030
Net loans receivable	$	13,234,849	$	13,494,686	$	12,710,063
Deposits	$	14,726,230	$	14,301,269	$	14,123,532
Total cost of deposits		0.30%		0.36%		0.87%
Nonaccrual loans [1]	$	111,008	$	109,858	$	82,137
Nonperforming loans to loans receivable [1]		1.24%		1.11%		0.98%
ACL to loans receivable		1.41%		1.52%		1.26%
ACL to nonaccrual loans [1]		170.67%		189.28%		196.95%
ACL to nonperforming assets [1]		103.11%		121.94%		109.62%
Provision (credit) for credit losses	$	(7,000)	$	3,300	$	17,500
Net charge offs	$	11,491	$	2,098	$	652
Return on average assets (ROA)		1.25%		1.02%		0.64%
Return on average equity (ROE)		10.41%		8.53%		5.31%
Return on average common tangible equity (ROTCE) [2]		13.50%		11.11%		6.94%
Noninterest expensed / average assets		1.70%		1.65%		1.60%
Efficiency ratio		53.12%		53.61%		55.37%

[1] *Excludes delinquent SBA loans that are guaranteed and currently in liquidation.*
[2] *Return on average tangible common equity is a non-GAAP financial measure. A reconciliation of the Company's return on average tangible common equity is provided on page 38.*

Hope Bancorp

37

38 Appendix – Pre-Tax Acquisition Accounting Adjustments and Merger-Related Expenses ($ thousands) Q2 2021 Q1 2021 Q2 2020 Accretion on acquired loans $2,554 $2,960 $3,704 Amortization of premium on low income housing tax credits (74) (73) (70) Accretion of discount on acquired subordinated debt (293) (291) (284) Amortization of core deposit intangibles (510) (509) (532) Total acquisition accounting adjustments $1,677 $2,087 $2,818 Reconciliation of Return On Average Tangible Common Equity ($ thousands) Q2 2021 Q3 2020 Q2 2020 Average stockholders’ equity $2,066,016  $2,047,506 $2,016,947 Less goodwill and core deposits intangible assets, net (473,445) (473,961) (475,534) Average tangible common equity $1,592,571  $1,573,545 $1,541,413 Net income $53,763  $43,687 $26,753 Return on average tangible common equity 13.50% 11.11% 6.94%